UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2012

MICROSTRATEGY INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-24435	51-0323571
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1850 Towers Crescent Plaza Tysons Corner, Virginia		22182
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (703) 848-8600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 9, 2012, the Chief Executive Officer of MicroStrategy Incorporated (the “Company”) approved an increase to the annual salary of Sanju K. Bansal, Vice Chairman, Executive Vice President and Chief Operating Officer, resulting in an annual salary of $525,000 effective April 1, 2012.

On May 9, 2012, the Chief Executive Officer established a cash bonus target for 2012 for Sanju K. Bansal, Vice Chairman, Executive Vice President and Chief Operating Officer, in the amount of $525,000.

On May 9, 2012, the Chief Executive Officer approved an increase to the annual salary of Jonathan F. Klein, Executive Vice President, Law & General Counsel, resulting in an annual salary of $682,500 effective April 1, 2012.

On May 9, 2012, the Chief Executive Officer established a cash bonus target for 2012 for Jonathan F. Klein, Executive Vice President, Law & General Counsel, in the amount of $892,500.

On May 9, 2012, the Chief Executive Officer approved an increase to the annual salary of Douglas K. Thede, Executive Vice President, Finance & Chief Financial Officer, resulting in an annual salary of $525,000 effective April 1, 2012.

On May 9, 2012, the Chief Executive Officer established a cash bonus target for 2012 for Douglas K. Thede, Executive Vice President, Finance & Chief Financial Officer, in the amount of $525,000.

On May 9, 2012, the Chief Executive Officer approved an increase to the annual salary of Donald W. Hunt, Executive Vice President, Worldwide Sales & Operations, resulting in an annual salary of $735,000 effective April 1, 2012.

On May 9, 2012, the Chief Executive Officer approved an increase to the annual salary of Jeffrey A. Bedell, Executive Vice President, Technology & Chief Technology Officer, resulting in an annual salary of $525,000 effective April 1, 2012.

On May 9, 2012, the Chief Executive Officer established a cash bonus target for 2012 for Jeffrey A. Bedell, Executive Vice President, Technology & Chief Technology Officer, in the amount of $525,000.

Awards pursuant to the foregoing cash bonus targets for 2012 for Messrs. Bansal, Klein, Thede, and Bedell will be determined by the Chief Executive Officer based on the Chief Executive Officer’s subjective evaluation of the individual’s performance in the context of general economic and industry conditions and Company performance during 2012.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 9, 2012, the Company held its 2012 Annual Meeting of Stockholders. The following proposals were adopted by the votes specified below.

	For	Withheld/ Against	Abstain	Broker Non-Votes

1. To elect eight (8) directors for the next year:
Michael J. Saylor	27,424,583	2,055,174	—	918,269
Sanju K. Bansal	27,430,901	2,048,856	—	918,269
Matthew W. Calkins	29,416,083	63,674	—	918,269
Robert H. Epstein	29,416,738	63,019	—	918,269
David W. LaRue	29,416,126	63,631	—	918,269
Jarrod M. Patten	29,357,243	122,514	—	918,269
Carl J. Rickertsen	29,353,428	126,329	—	918,269
Thomas P. Spahr	29,416,776	62,981	—	918,269

2. To approve additional material terms for payment of certain executive incentive compensation.	27,570,320	1,869,321	40,116	918,269

3. To ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.	30,372,744	15,834	9,448	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2012	MicroStrategy Incorporated (Registrant)

	By:	/s/ Douglas K. Thede
	Name:	Douglas K. Thede
	Title:	Executive Vice President, Finance & Chief Financial Officer